UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2017
Date of Report (Date of earliest event reported)

XERIUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14101 Capital Boulevard, Youngsville, NC 27596
(Address of principal executive offices)

(919) 526-1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 24, 2017, Xerium Technologies, Inc. (the "Company") made available the presentation slides, furnished hereto as Exhibit 99.1, in the investor relations section of the Company's website. The presentation slides will also be presented during various upcoming investor meetings, including the Sidoti & Company 2017 Spring Convention at 10:25 a.m. EST, on Wednesday, March 29, 2017. Investors and interested parties may listen to the live webcast of the presentation to be given at the Sidoti & Company 2017 Spring Convention by visiting the Xerium website at www.xerium.com under the Investor Relations section or by visiting wsw.com/webcast/sidotico3/xrm at the time of the presentation.

The information contained in this report, together with the exhibits attached hereto, under Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Xerium Technologies, Inc. Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

By	/s/ Phillip Kennedy
Name:	Phillip Kennedy
Title:	Vice President and General Counsel

Date: March 24, 2017